UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
ANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E. Wisconsin Ave.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2012

Item 1. Report to Stockholders.

Semi-Annual Report

May 31, 2012

GoodHaven Fund

Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	11
Schedule of Investments	14
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	21
Expense Example	29
Additional Information	31
Privacy Notice	32

GoodHaven Fund

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.  The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

GoodHaven Fund Performance

	6 Months	One Year	Cumulative
	Ended	Ended	Since Inception
	5/31/2012	5/31/2012	at 4/8/2011
The GoodHaven Fund	+4.93%	+5.80%	+7.66%
S&P 500 Index*	+6.23%	-0.41%	+1.14%

* with dividends reinvested

June 26, 2012

To Our Fellow Shareholders:

This is our second semi-annual shareholder letter and comes a little over a year since the Fund’s inception – a period marked by significant swings in equity prices and near constant credit market turmoil, particularly in Europe.  In these stormy times, we are reasonably pleased with results, but nobody is doing cartwheels yet.1  We have much more to prove and are working hard to identify investments that may lead to significant gain.

This letter is unusually long and future missives will be shorter, but we believe in trying to tell you what we would want to know if our positions were reversed, particularly during tumultuous times.  Although both of us have decades of investment experience, our firm and the GoodHaven Fund are relatively new.  Accordingly we think it only proper that we restate some of our principles, discuss the ongoing financial crisis, and explore some of the investments we own.

At GoodHaven Capital Management, the Fund’s advisor, we have set out to build an investment firm designed to take advantage of our extensive experience to identify and profit from undervalued securities and growing businesses, trying to get the most value we can for our money without assuming large risks.  Usually, our investments will be common stocks of public companies, but from time to time we may invest in debt or other securities.  Our goal is not to generate excitement, gather

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1
One of us likes to remind the other that the performance of gymnastics is likely to have adverse consequences for the performer at this point in their life.  On the other hand, memories of youthful athletic prowess die hard.

GoodHaven Fund

unwieldy amounts of assets, or top short-term performance charts, but to focus on sensible investment strategies where research indicates that the risk-reward equation is tilted in our favor.  In plainer language, we’re trying to make decent money over the long-term without betting the farm.

We expect our value investing strategies to remain relevant irrespective of whatever fear of the day is trumpeted in tomorrow’s news headlines.  To implement our strategies, we try hard to remain patient and disciplined – qualities that are increasingly rare in a fast-paced and high-turnover investment world.  Patience and discipline go hand in hand with the mantra of the value investor:  Price is what you pay, but value is what you get.2  We have an important corollary to this mantra: value rarely surfaces immediately, is usually accompanied by bad headlines or weak markets, and is never acquired at the exact bottom.

In other words, patience and discipline are necessary to handle the stress that typically accompanies a bargain price.  We are pleased that the vast majority of our shareholders are like-minded when it comes to these concepts.  It is your patience and discipline that allows us to do our jobs without worrying about the vast electronic herd that wants to stampede given the slightest scare – and for that we are grateful.

How to Make Sense of the Ongoing “Crisis”
To say that the last year or so has been interesting is a bit like saying that Albert Einstein had an okay understanding of physics.  Despite low bond yields and stock market averages that have little to show for a decade – typically good bargain hunting conditions – the current economic environment is far from “normal.”  Extraordinary government intervention has become the rule rather than the exception.  Central bankers have inflated their balance sheets and manipulated interest rate curves worldwide, resulting in near record low yields for investment grade paper.  These ultra-low interest rates appear unsustainable over an extended period and we are attempting to avoid the risk of rising rates (and perhaps benefit from such conditions as well).3

The economic problems of the world are, in theory, not terribly complicated.  Following a long period without a major bust, an economic boom was accelerated

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2	Original quote attributed to Benjamin Graham by Warren Buffett in Berkshire Hathaway’s 2008 Annual Report.
3
Notwithstanding two decades of ultra-low interest rates in Japan, current U.S. bond yields may represent a multi-generational low and a bet that not only has inflation been banished from the investment dictionary but that the world economy will stay depressed for an extended period of time, but not so depressed that investment grade credit becomes badly tarnished.  This combination is a thread of a high wire on which even a circus tightrope walker might have trouble remaining balanced.  To those willing to buy and hold long-term debt today in a desperate search for yield, we say: Caveat Emptor!  The U.S. is unlikely to turn Japanese.

GoodHaven Fund

and made extreme by unusually loose monetary policy, foregone regulatory enforcement, and complacency by financial professionals who should have known better.  Enormous debts were issued by highly levered firms based on vastly inflated asset prices, mostly but not exclusively tied to real estate. When the cheap and abundant financing dried up, there were no marginal buyers left to keep prices levitated and they plummeted, leaving the financiers and their customers who enabled the boom with extraordinary amounts of bad debt.  Much of this bad debt has yet to be written off.

Normally, that boom and bust cycle would have led to the failure of businesses run by managers who made stupid or criminal decisions, bad debts would have been liquidated, bond and stock investors would have lost money, and a renewed sense of caution would have pervaded the business landscape.  Eventually, the world would see higher profits for stable companies as well as a more rapid return to higher employment and higher equity prices for the more profitable survivors (otherwise known as a sustainable recovery).

Instead of the normal process, fear of an exceptionally large bust led politicians and regulators to order massive government deficit spending, money printing4, and other interventions to shore up banks, government sponsored enterprises, insurers, sovereigns, and other assorted credits. Other forbearances were granted by allowing banks to pretend that bad loans were good by suspending accounting rules.  Some of these interventions were sensible, but many were not; yet almost nowhere were these actions accompanied by the usual consequences for business failure – loss of net worth and jobs by those at the top of society as well as prison for those who committed fraud or speculated wildly with depositor or customer funds.5

In Europe, the situation has been worsened by heavily leveraged banks with large holdings of sovereign debt of questionable value – banks that appear today to be in far worse shape than their U.S. counterparts.  Europe’s common currency was never matched with common political and central bank powers, leaving authorities relatively impotent.  Generally, both foreign and domestic efforts to resolve the crisis have been a variation of “extend and pretend,” hoping that the passage of time and

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4
The definition of “money printing” is an age-old debate of economists.  However, we note that Federal Reserve purchases of government securities in recent years have been large when compared to the debt issued by the U.S. Treasury over a similar period.  Our definition of money printing is not found in any textbook and may be best described with the same language that former Supreme Court Justice Potter Stewart used when he attempted to define hard-core pornography in his concurring opinion in Jacobellis v. Ohio: “I know it when I see it….”

5
At this point, we expected to see many executives actually jailed, as after the S&L crisis of the 1990s.  In what appears to be an unfortunate and deliberate strategy, authorities seem to have handed out inconsequential fines or free passes to most of the worst actors of the crisis.  To add insult to injury, many executives got paid huge bonuses for helping to unwind problems for which they were largely responsible.

GoodHaven Fund

heavy government borrowings will shore up a financial system built on weak footings.  We have noted previously that a debt problem is unlikely to be resolved by further massive borrowing.

This ongoing effort to short-circuit a long-delayed downturn is a great experiment in economic intervention, akin to you borrowing to pay for an unending supply of narcotics for your neighborhood heroin addict at the order of your community association.  The hope is that the delay of game will give the addict time to shed their addiction.  It’s an admirable effort but poorly financed with low odds of success.  The more likely outcome is that either you or the people lending you money will eventually tell the powers that be to take a hike, indicating an unwillingness to financially support someone seemingly intent on killing themself.  Tough love is probably a better solution.

In the real world, we hope that taxpayers and politicians will eventually tire of supporting bad investments and the bad actors that created so much havoc.  We are unsure of the outcome, but suspect that the trends are not in favor of the addicted.  However, our leaders are increasingly stuck between a rock and a hard place, facing rising opposition from populist movements to both excessive cutbacks in government aid as well as excessive spending.  Worse, our legislators are constantly assaulted by pundits (at least one with a Nobel Prize!) who assure that there is no limit to government largesse or those who believe that any act of societal charity or regulation is a violation of free markets – both dubious positions.

Most politicians and central bankers are desperately frightened by the specter of the 1930s with its large deflationary economic decline and very high unemployment.  So even though the present has significant differences with the past, it seems more likely that authorities will try to inflate debt away rather than force liquidation losses, further unemployment, or societal unrest.6  Ultimately, we believe reasonable economic growth will return only after we see significant debt restructuring, debt forgiveness, or sharply higher inflation that reduces the debt in real terms.  We will probably get a combination of all three.  And although inflation does come with costs to investors, common stocks are far better able to cope with inflation than bonds.

The bubble years also brought vast increases in the notional amount of derivate products of all kinds.  We remain wary of these widespread exposures, particularly to structured interest rate products.  However, four or five years after the panic began, much bad news is already known, probably at least partially discounted by markets,

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6
Today, less than 2% of the population works in agriculture (http://www.csrees.usda.gov/qlinks/extension.html).  In 1930 (according the census), more than 25% of the population worked in the farm economy – and when commodity prices collapsed, so did the entire agricultural sector.  Furthermore, during the Great Depression of the 1930s, there were no governmental safety nets and no transfer payments (e.g. Social Security, Medicare, Medicaid, Unemployment Insurance, Food Stamps, etc.) to cushion a decline.

GoodHaven Fund

and past problems are being slowly repaired by market forces.  While we are always pondering what more can go wrong and how to avoid exposures that are difficult to understand (and sometimes this includes things like interest rate risk), we spend no time trying to select investments based on macro trends.  Instead, we search for businesses that we believe are selling for a large discount to intrinsic value in the marketplace given today’s conditions.7  We do not assume an economic collapse or a renewed boom; rather we try to make reasonable and conservative judgments about company-specific dynamics over the relatively near-term and the competitive strengths of a business over the long-term.

Regardless of how macro forces play out, we do know that many adaptable businesses deliver essential or highly prized goods and services, that cyclical forces exist in a capitalist economy, and that a sensible approach to investment should still provide reasonable returns over the long-term when compared to most alternatives.  Backing up this assertion is our willingness to maintain a multi-million dollar portion of our net worth in the GoodHaven Fund.

Current Investments
Although the Fund’s performance since inception has been reasonable compared to stock market indexes and returns on “risk-free” investments such as Treasury Bills, we have seen a general retreat in prices since the end of March, when the Fund’s NAV was near an all-time high.  This kind of volatility, although unpleasant, helps us to achieve our long term goals by providing excellent entry points into new investments and sometimes the ability to buy even more of something we already thought was undervalued.  The Fund still maintains a chunk of cash and equivalents, yet it was generally more invested at May 31, 2012 than at any time since inception.

Given various stresses around the world, there is no shortage of investment ponds in which to fish.  We are constantly looking for businesses or securities that, although sound, are out of favor or ignored by large institutional money managers (we typically look where others are suffering most or where otherwise sensible people have become bored to death.)  The Fund’s pantry seems well-stocked with bargains that are not dependent on a robust economy or continued ultra-low interest rates.  Furthermore, we expect most of our companies to be able to adapt to changing conditions in ways that will preserve or enhance intrinsic value.

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7
We generally define intrinsic value as the pro-rata proceeds that shareholders would receive if a business were liquidated or sold in its entirety to a rational and well-informed buyer – essentially an estimate of the future free cash flows of a business from all sources (operations and asset sales), discounted back to the present under reasonably conservative assumptions.  Intrinsic value is usually expressed as a range and is not a static quantity.

GoodHaven Fund

Spectrum Brands remains our largest holding, though not as undervalued as when we started to buy.  However, the significant cash flow generated by Spectrum’s steady consumer products businesses is still growing and sizeable when compared to the company’s current market capitalization.  Value is accreting at a fairly rapid pace.  A large brokerage firm recently estimated that free cash flow would approach $5 per share in 2013 – and nothing would make us happier.  In the meantime, we admire Dave Lumley’s leadership and attention to the nuts and bolts of Spectrum’s consumer friendly businesses, which include Rayovac batteries, Cutter, Spectracide, and Black Flag insect repellents, Tetra fish products, Remington shavers, and a variety of small appliances under the George Foreman and Black and Decker brands, among others.

Hewlett-Packard, another important holding, is an iconic technology business with large market share in computers, printers, and services.  We think of HP as a tough World War II battleship that has taken a couple of torpedoes broadside, but refused to sink.  Currently under repair, we believe this vessel will be returned to useful service by a new board and CEO, who seem intent on returning to basics, reinvesting in R&D, and using still-copious cash flows more intelligently to strengthen the business and shareholder returns.

HP has repeatedly disappointed Wall Street in recent years and its stock price has fallen nearly 60% since 2010.  It faces challenges from technology changes in its server business, a proliferation of mobile devices that compete, to some degree, with desktops and laptops, and a poor record of integrating acquisitions.  The company has experienced several management changes in recent years and past boards were dysfunctional.  In other words, HP has suffered badly from mismanagement and past mistakes.

Nevertheless, as we are fond of repeating, price matters, and our investment in Hewlett was made after the stock price declined sharply, after significant management and board turnover, and at single digit multiples of what we think are sustainable cash flows (and our estimates are more conservative than most).  Although turning around a large company is never easy or quick and there are near-term headwinds, our research suggests that large customers continue to want to do business with HP.  In addition, there are significant assets not well-reflected on the balance sheet.8  We continue to dig beneath the surface to understand the company’s progress as well as industry trends, and indicators to date suggest that much value exists beyond our cost.  It’s worth noting that notwithstanding the near-term challenges of business pressures in Europe and elsewhere, the Chairman of the Board and the largest Board shareholder made multi-million dollar open-market purchases of HP stock above recent quotes.

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8
We do expect a significant non-cash charge to goodwill in future quarters as past acquisition premiums are deemed less valuable.  However, as one example, we believe the value of extensive real and intellectual property is meaningful when compared to HP’s recent share price and worth more than respective carrying values.

GoodHaven Fund

Another area under stress in recent years is property/casualty insurance.  Insurance companies generate income from the profits (if any) on underwriting insurance and the income they receive on investments.  These investments consist of investable net worth plus float – policyholder funds that are held temporarily until claims are paid out or underwriting profits are earned.  Since the beginning of the financial crisis in 2008, bond yields have fallen sharply, leading insurers to begin to raise prices to attempt to offset this dramatic loss of income.  Although we have yet to see evidence of a truly “hard market” where prices skyrocket as large chunks of capacity are withdrawn, insurance prices are increasing across the board in a steady manner – behavior we have not seen for some time.

Those companies that have sensible investment policies are likely to see earnings and net worth rise as interest rates rise, so long as their bond maturities are not long-dated.  We currently own three companies that we expect to benefit from these conditions:  Berkshire Hathaway, White Mountains Insurance Group, and Alleghany Corp.  All are run by shareholder friendly capital allocators with a history of creating attractive shareholder returns and were generally purchased at significant discounts to book value (our Berkshire purchase was slightly above book).

We have three other important financial holdings which we have discussed previously.  Walter Investment Management is a company that services mortgages, typically for other financial institutions such as large banks and GSEs (like Fannie Mae).  Walter specializes in servicing loans that are higher risk, such as those with lower credit ratings or borrowers who have been in and out of delinquency.  Our investment in Walter consists of both debt and equity.  Walter grew rapidly last year after its acquisition of Green Tree Financial and we expect further growth this year as well.  Importantly, we believe that outsourcing of the servicing function in the mortgage industry has become a permanent and accepted part of the financial landscape.  Specialty servicers, of which there are only a few, have a bright future as the banking industry continues to shed mortgage rights and finds that the Walters of the world do a better job at this specialized function.

Jefferies Group Inc. is a full-service broker/dealer and investment banker.  We acquired Jefferies in the wake of the MF Global bust after a pundit opined that Jefferies was also headed toward failure.  We vehemently disagreed and believe Jefferies has unusual opportunities over the next decade as it operates without the constraints placed on commercial banks and Wall Street firms with bank charters.  Further creating a vacuum, European financial institutions have retreated, licking their wounds and repatriating capital to deal with problems at home.  Our case is reasonably simple – we expect Jefferies to average double digit returns on equity over time and we bought at a significant discount to fully diluted tangible book value.  Unlike many of its peers, Jefferies has a balance sheet that is reasonably transparent, much more liquid than most, and supported by a significant amount of

GoodHaven Fund

long-term capital. Equally as important, Jefferies has talented senior management with “skin in the game.”

Another financial holding is Federated Investors, which manages a few hundred billion dollars of assets and is one of the largest operators of money-market funds in the world.  Due to extraordinarily low yields on “safe” securities, Federated is waiving management fees on the money-market funds it sponsors so that customers can earn a positive return.  We estimate that even a modest rise in short-term rates – perhaps 50 basis points or less – will restore virtually all the waived fees and sharply increase the company’s earnings.  While we wait, the company has been paying a 4%+ yield on our investment and has been strengthening its franchise.  There is a risk that regulatory burdens on the money-market fund industry could increase and attenuate some of the gains we expect, but the chances of a material impairment seem low.

Microsoft and Google also remain significant Fund investments.  Microsoft has enormous strength in enterprise software and still maintains a large market share in operating systems worldwide.  Google has remained dominant in search and has seen dramatic growth in its YouTube and Android divisions.  Both are prodigious generators of cash.  Although the tech world changes at a rapid pace and these companies have overseas exposures, both seem to have entrenched positions in important segments.  At recent prices, we believe both represent good value and both should contribute to future profits.

Our two possible stepchildren – Sears and Sprint – have far outperformed the market this year after a poor 2011.  Both of these companies fall into the category of what we like to describe as “mispriced lottery tickets” where we think we are assuming higher than usual risks but where a large payoff is possible.  Sears is a company with a dominant owner/manager and valuable assets. Despite a tough retail environment and a muted housing market, Sears still has large revenues per share and a small improvement in profit margin would result in large per share earnings.  Sprint is an overleveraged company that operates a telecommunications network, has been increasing market share and customer satisfaction, and provides one of the devices that people today cannot live without.  Both have financial risk and remain modest sized investments, but there is the potential for outsized profits if management can execute.  Despite a limited aggregate exposure, both are capable of “moving the needle” for shareholders.

In all of our investments, we continue to monitor and reappraise fundamental conditions and calculations of value.  While not unaware of macro fears, we do not allow “end of the world” scenarios to influence our choice of investments.  We will not sell out of an investment due to boredom or “technical factors” although we reserve the right to change our minds when new information becomes apparent – it is

GoodHaven Fund

part of our investment approach to constantly question our key assumptions.  Our preferred time horizon is years, not days, and we think such a perspective gives the Fund something of a competitive advantage.

Some hedge fund or mutual fund managers would have spent their first year in business gambling at long odds in a bid to grow assets quickly.  If you want that kind of excitement, the GoodHaven Fund is not for you.  However, if you are looking for experienced portfolio managers who are focused on results, whose bread is buttered in the right place, and who have no marketing employees, we are happy to have you aboard.  During the last six months, we both added to personal Fund holdings and remain confident about the future.  We can’t guarantee success but a good portion of our personal net worth is on the line with your investment.  As your fellow shareholders, we are just as concerned about the return “of” our money as we are the return “on” our money.  As daily headlines scream about the collapse of the financial order in Europe, we are beginning to listen to our inner Warren Buffett telling us to be a little greedy when most are fearful.

Sincerely,

Larry Pitkowsky	Keith Trauner

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Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. It is not possible to invest directly in an index.

The opinions expressed are those of Larry Pitkowsky and/or Keith Trauner through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

GoodHaven Fund

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Free cash flow is defined as revenue less normal operating expenses including interest expense and maintenance capital spending. It is the discretionary cash that we expect a company to generate after all normal expenses and which would be available for purposes such as dividend payments, share repurchases, or investing back into the business to grow.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The GoodHaven Fund is distributed by Quasar Distributors, LLC.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The unaudited Net Asset Value (“NAV”) of the GoodHaven Fund was $21.51 on May 31, 2012, based on 6,978,027 shares outstanding.  This compares to the Fund’s NAV of $20.52 per share at November 30, 2011 and an NAV of $20.00 at inception on April 8, 2011.  Please note that except where otherwise indicated, discussions in this MD&A relate to the semi-annual period ended May 31, 2012.  The Fund’s performance for the period November 30, 2011 to May 31, 2012 was a gain of +4.93% vs. a gain of +6.23% for the S&P 500 Index. For the one-year period ended May 31, 2012, the Fund gained 5.80% compared to a decline of 0.41% for the S&P 500 Index. Since the Fund’s inception on April 8, 2011 and through May 31, 2012, the Fund’s cumulative performance is a gain of +7.66% compared to an increase for the S&P 500 Index of +1.14%.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

Shareholders should note that the portfolio managers believe that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks.  Furthermore, the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2012.

Top 10 Holdings*	%	Top Categories***	%
Spectrum Brands Holdings Inc.	11.4%	Cash & Equivalents	19.0%
Hewlett-Packard Co.	7.6%	Consumer Products	11.5%
Walter Investment		Computer &
Management Corp.**	7.3%	Internet Software	10.2%
Microsoft Corp.	6.9%	Computers & Peripheral
Jefferies Group Inc.	4.9%	Equipment	9.2%
Berkshire Hathaway		Loan Servicing	7.3%
Inc. – Class B	4.5%	Property/Casualty Insurance	6.0%
Federated Investors		Securities &
Inc. – Class B	3.6%	Investment Banking	4.9%
Google Inc. – Class A	3.2%	Conglomerates	4.5%
Alleghany Corp.	3.1%	Miscellaneous Securities	4.0%
Wal-Mart Stores Inc.	3.0%	Financial Services	3.6%
Total	55.5%	Total	80.2%

*	Top ten holdings excludes cash, money-market funds and US Government and Agency Obligations
**	Total for issuer; includes first and second lien bank debt and common stock
***	Where applicable, includes money market funds and US Government and Agency Obligations

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Shareholders should note that the Fund’s assets have increased significantly since fiscal year end to approximately $170 million as of late June and that the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above.  For example, since the end of the fiscal year, the Fund has materially added to certain investments and made new investments that, in the aggregate, could be considered material.  Furthermore, it is also possible that investment holdings reported as holdings at the end of any particular reporting period may no longer be owned by the Fund as of the distribution date of an annual or semi-annual report or that significant new holdings may have been purchased but which remain undisclosed.

The Fund’s investments having the most positive impact on portfolio performance for the six-month period ended May 31, 2012 were Spectrum Brands, Federated Investors, Microsoft, Jefferies, White Mountains, and Wal-Mart.  Spectrum Brands rose as it reported higher cash flows, refinanced debt, and more firms initiated research coverage and recommended purchase; Federated rose as the risk of significant additional regulatory burdens appeared to have lessened; Microsoft increased as ongoing profits grew and prospects for growth remained reasonable despite new product categories; Jefferies rose after investors became less concerned that other firms might suffer in the wake of the failure of MF Global, another large brokerage firm; White Mountains rose after a series of stock repurchases, including a large self-tender at a premium to the Fund’s cost; and Wal-Mart rose as investors shrugged off a possible scandal at its Mexican division amid better prospects for worldwide results.

The Fund’s investments having the most negative impact on the portfolio performance for the six-month period ended May 31, 2012 were Hewlett-Packard, Barrick Gold, Walter Investment (common shares), Systemax, and Sears Holdings.  Hewlett-Packard declined amid concerns of a fundamental change in product markets despite continuing to generate significant cash flows and with at least two large insider purchases; Barrick Gold declined in response to rising costs and the termination and replacement of its CEO although gold prices remain at elevated levels; Walter Investment declined as it did not announce significant new business wins despite a large potential base of new business that still appears to be in the pipeline; Systemax declined amid weaker consumer technology purchases of traditional desktops and laptops, and Sears declined modestly, although with significant volatility from November through December of last year and again in the early part of 2012.

Shareholders should note that the managers of the Fund do not believe that a decline in a security’s price means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  Generally, turnover of the Fund’s portfolio remains at

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

reasonably low levels consistent with the strategies of GoodHaven Capital Management, the Fund’s investment advisor.

The portfolio managers believe that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings (or equivalent) as well as in short-term fixed income investments.  Over time, we expect that the Fund’s levels of cash and equivalents may vary significantly and could be materially higher or lower than the amounts shown on the Fund’s most recent schedule of investments.  Shareholders should understand that the portfolio managers believe that a certain amount of liquidity can benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidation during periods of market stress when they know that the Fund is less likely to be in a position where forced liquidations into a stressed market will impact net asset value unfavorably.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s portfolio holdings have earnings resulting from operations outside of the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively that would occur in a more diversified Fund.

As of May 31, 2012, officers and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 160,135 shares of the Fund.  Since May 31, officers and employees of GoodHaven Capital Management, LLC have purchased additional shares of the Fund and such additional holdings will be disclosed in the Fund’s annual report.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2012 (Unaudited)

Shares	COMMON STOCKS – 71.7%	Value
	Computer & Internet Software – 10.2%
8,300	Google Inc. – Class A1	$4,821,138
357,000	Microsoft Corp.	10,420,830
		15,241,968
	Computers & Peripheral Equipment – 9.2%
502,800	Hewlett-Packard Co.	11,403,504
201,241	Systemax Inc.1	2,447,090
		13,850,594
	Conglomerates – 4.5%
84,700	Berkshire Hathaway Inc. – Class B1	6,721,792
	Consumer Products – 11.4%
496,111	Spectrum Brands Holdings Inc.1	17,125,752
	Discount Department Stores – 3.0%
69,150	Wal-Mart Stores Inc.	4,551,453
	Financial Services – 3.6%
270,300	Federated Investors Inc. – Class B	5,430,327
	General Building Supplies – 3.5%
61,200	Mueller Industries Inc.	2,599,776
164,200	Quanex Building Products Corp.	2,710,942
		5,310,718
	Loan Servicing – 4.6%
363,648	Walter Investment Management Corp.	6,883,857
	Marine Services & Equipment – 0.7%
12,600	SEACOR Holdings Inc.1	1,086,246
	Metals & Mining – 2.5%
95,000	Barrick Gold Corp.	3,710,700
	Multi-Line Insurance – 1.1%
95,000	Hartford Financial Services Group Inc.	1,597,900
	Property/Casualty Insurance – 6.0%
13,917	Alleghany Corp.	4,578,693
8,664	White Mountains Insurance Group	4,462,133
		9,040,826

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2012 (Unaudited) (Continued)

Shares	COMMON STOCKS – 71.7% (Continued)	Value
	Retailing – 1.8%
55,900	Sears Holdings Corp.1	$2,761,460
	Securities & Investment Banking – 4.9%
553,196	Jefferies Group Inc.	7,390,698
	Telecommunications – 1.9%
1,090,500	Sprint Nextel Corp.1	2,802,585
	Waste Treatment & Disposal – 2.8%
156,300	Republic Services Inc.	4,120,068
	TOTAL COMMON STOCKS
	(Cost $103,232,452)	107,626,944

	UNITED KINGDOM INVESTMENT TRUSTS – 2.0%
516,495	JZ Capital Partners Limited2	2,929,339
	TOTAL UNITED KINGDOM
	INVESTMENT TRUSTS
	(Cost $2,836,283)	2,929,339

Principal	CORPORATE BONDS – 0.6%
	Beverage Manufacturing – 0.1%
$200,000	PepsiAmericas Inc. 5.750% due 7/31/12	201,603
	Consumer Products – 0.1%
200,000	Procter & Gamble Co. 1.375% due 8/1/12	200,268
	Telecommunications – 0.4%
500,000	Nextel Communications Inc. 6.875% due 10/31/13	502,500
	TOTAL CORPORATE BONDS
	(Cost $904,062)	904,371

	BANK LOANS – 2.7%
	Loan Servicing – 2.7%
2,000,000	Walter Investment Management Corp.
	1st Lien, 7.750% due 6/30/163	2,009,370
2,000,000	Walter Investment Management Corp.
	2nd Lien, 12.500% due 12/31/163	2,095,000
		4,104,370
	TOTAL BANK LOANS
	(Cost $3,986,574)	4,104,370

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2012 (Unaudited) (Continued)

Principal	U.S. GOVERNMENT SECURITIES – 1.1%	Value
	U.S. Treasury Notes – 1.1%
$500,000	0.500% due 11/30/12	$500,937
550,000	0.750% due 3/31/13	552,643
550,000	0.500% due 5/31/13	551,740
		1,605,320
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $1,602,211)	1,605,320

	MISCELLANEOUS SECURITIES – 4.0%4
	TOTAL MISCELLANEOUS SECURITIES
	(Cost $6,444,472)	6,084,891

	Total Investments
	(Cost $119,006,054) – 82.1%	123,255,235
	Cash and Other Assets in
	Excess of Liabilities – 17.9%	26,818,439
	TOTAL NET ASSETS – 100.0%	$150,073,674

1	Non-income producing security.
2	A portion of this security is considered illiquid. As of May 31, 2012, the total market value of securities considered illiquid was $2,319,060 or 1.6% of net assets.
3	Variable rate security. Rate disclosed is as of May 31, 2012.
4	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2012 (Unaudited)

ASSETS:
Investments in securities, at value
(Cost $119,006,054) (Note 2)	$123,255,235
Cash	29,293,109
Receivables:
Fund shares sold	247,110
Dividends and interest	149,948
Total assets	152,945,402

LIABILITIES:
Payables:
Investment securities purchased	2,631,588
Fund shares redeemed	100,944
Management fees	113,888
Support services fees	25,308
Total liabilities	2,871,728

NET ASSETS	$150,073,674

COMPUTATION OF NET ASSET VALUE:
Net assets	$150,073,674
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,978,027
Net asset value, offering and redemption price per share	$21.51

COMPONENTS OF NET ASSETS:
Paid-in capital	145,215,042
Undistributed net investment income	18,940
Accumulated net realized gain on investments	590,203
Net unrealized appreciation on investments	4,249,181
Net unrealized appreciation on receivables denominated
in foreign currencies	308
Net assets	$150,073,674

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividends (net of $4,065 in foreign withholding taxes)	$541,744
Interest	181,984
Total investment income	723,728

EXPENSES (NOTE 3)
Management fees	555,138
Support services fees	123,364
Total expenses	678,502
Net investment income	45,226

REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments and foreign currency	590,231
Change in net unrealized appreciation on investments
and foreign currency	2,779,436
Net realized and unrealized gain on investments	3,369,667
Net increase in net assets
resulting from operations	$3,414,893

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2012	Period Ended
	(Unaudited)	November 30, 20111
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$45,226	$40,103
Net realized gain on investments
and foreign currency	590,231	23,644
Change in net unrealized appreciation
on investments	2,779,436	1,470,053
Net increase in net assets
resulting from operations	3,414,893	1,533,800

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(66,565)	—
From net realized gain on investments	(23,496)	—
Total distributions to shareholders	(90,061)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	55,850,765	89,364,277
Total increase in net assets	59,175,597	90,898,077

NET ASSETS
Beginning of period	90,898,077	—
End of period	$150,073,674	$90,898,077
Undistributed net investment income	$18,940	$40,279

(a)  Summary of capital share transactions is as follows:

	Six Months Ended		Period Ended
	May 31, 2012 (Unaudited)		November 30, 20111
	Shares	Value	Shares	Value
Shares sold	2,954,100	$64,584,749	4,716,407	$94,955,190
Shares issued in
reinvestment of
distributions	4,429	86,943	—	—
Shares redeemed (b)	(410,837)	(8,820,927)	(286,072)	(5,590,913)
Net increase	2,547,692	$55,850,765	4,430,335	$89,364,277

(b)	Net of redemption fees of $6,627 and $16,600, respectively.
1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months Ended
	May 31, 2012		Period Ended
	(Unaudited)		November 30, 20111
Net asset value at beginning of period	$20.52		$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.01		0.02
Net realized and unrealized
gain on investments	1.00		0.49
Total from investment operations	1.01		0.51

LESS DISTRIBUTIONS:
From net investment income	(0.01)		—
From net realized gain	(0.01)		—
Total distributions	(0.02)		—
Paid-in capital from redemption fees (Note 2)	0.00	3	0.01

Net asset value, end of period	$21.51		$20.52

Total Return	4.93	%4	2.60	%4

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (millions)	$150.1		$90.9

Ratio of expenses to average net assets	1.10	%5	1.10	%5
Ratio of net investment income to
average net assets	0.07	%5	0.13	%5

Portfolio turnover rate	2	%4	12	%4

1	Commenced operations on April 8, 2011. The information presented is for the period from April 8, 2011 to November 30, 2011.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.01 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  As of May 31, 2012, the Fund did not hold fair valued securities.

As described in above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the significant transfers between the levels of the Fund’s assets and liabilities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Common Stocks1	$107,626,944	$—	$—	$107,626,944
United Kingdom
Investment Trusts	2,929,339	—	—	2,929,339
Corporate Bonds1	—	904,371	—	904,371
Bank Loans1	—	4,104,370	—	4,104,370
U.S. Government
Securities	—	1,605,320	—	1,605,320
Miscellaneous
Securities	5,855,116	229,775	—	6,084,891
Total Investments
in Securities	$116,411,399	$6,843,836	$—	$123,255,235

1 See Schedule of Investments for industry breakouts.
The Fund did not have any transfers into or out of Levels 1, 2 and 3 during the period ended May 31, 2012.
B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes.  Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At May 31, 2012, the Fund did not have any capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment  income and net realized gains on securities for the Fund normally are declared  and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires  management to make estimates and assumptions that affect the reported amounts  of assets and liabilities at the date of the financial statements, as well as the  reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  These fees are deducted from the redemption  proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Options Contracts.  When the Fund purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Written and purchased options are non-income producing securities.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities.  The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns.  Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines.  As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

market advance. At May 31, 2012, the Fund had 0.2% of net assets invested in purchased call options.

Statement of Assets and Liabilities – Market values of Derivative Instruments as of May 31, 2012:

	Statements of Assets and Liabilities Location	Market Value
Equity Contracts	Investments in securities, at value	$229,775

Statement of Operations – The effect of Derivative Instruments on the Statement of Operations for the six months ended May 31, 2012 were as follows:

Change in Unrealized Appreciation (Depreciation) on Derivative Instruments Recognized in Income:

Purchased Options
Equity Contracts	$(350,775)

There was no realized gain or loss related to purchased options contracts during the six months ended May 31, 2012.

J.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")".  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

K.
Subsequent Events.  In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through date the financial statements were available to be issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

GoodHaven Capital Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets.  For the period ended May 31, 2012, the Fund incurred $555,138 in Management Fees.

The Fund has also entered into a Support Services Agreement with the Advisor.  Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal, audit, and acquired fund fees and expenses.  The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation.  Under the Support Services Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets.  For the period ended May 31, 2012 the Fund incurred $123,364 in Support Services Fees.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2012 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the period ended May 31, 2012 were $52,626,447 and $2,170,581, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended May 31, 2012.

The cost basis of investments for federal income tax purposes at May 31, 2012 was as follows:

Cost of Investments	$119,014,850
Gross tax unrealized appreciation	8,880,424
Gross tax unrealized depreciation	(4,640,039)
Net tax unrealized appreciation/(depreciation)	$4,240,385

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2012 (estimated) and the period ended November 31, 2011 was as follows:

	May 31, 2012	November 30, 2011
Distributions paid from:
Ordinary Income	$66,565	$ —
Short-term capital gain	$23,496	$ —

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$1,461,257
Unrealized currency appreciation	—
Undistributed ordinary income	72,543
Undistributed long-term capital gain	—
Total distributable earnings	72,543
Other accumulated gains/(losses)	—
Total accumulated earnings	$1,533,800

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of PFIC’s held by the Fund and due to the treatment of short-term capital gains as ordinary income for tax purposes.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2012 (Unaudited)

As a shareholder of the GoodHaven Fund (the “Fund”) you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2011 – May 31, 2012).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5%

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2012 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2011 –
	December 1, 2011	May 31, 2012	May 31, 2012^
Actual	$1,000	$1,044	$5.62
Hypothetical
(5% annual return
before expenses)	$1,000	$1,020	$5.55

^  The calculations are based on expenses incurred during the Fund’s most recent six-month period.  The annualized six-month expense ratio for the Fund during the period was 1.10%.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the fiscal year.

GoodHaven Fund

ADDITIONAL INFORMATION

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 654-6639.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents.  The Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	No
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing this notice?	GoodHaven Capital Management, LLC GoodHaven Fund (collectively “GoodHaven”)
What we do
How does GoodHaven protect my personal information?
To protect your personal information from unauthorized
access and use, we use security measures that comply
with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers must represent to us that they will protect any personal information through similar safeguards and security.

How does GoodHaven Funds collect my personal information?
We collect your personal information, for example, when you:
• open an account or give us your income
• give us contact information or seek advice about your investments
• tell us about your investments or retirement portfolio

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • We do not jointly market with nonaffiliated financial companies.

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
4940 SW 83rd Street
Miami, Florida  33143

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

GoodHaven Fund
855-OK-GOODX (855-654-6639)
Symbol – GOODX
CUSIP – 74316J763

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Professionally Managed Portfolios

By (Signature and Title)*                    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     7/23/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     7/23/12

By (Signature and Title)*                    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     7/23/12

* Print the name and title of each signing officer under his or her signature.